Investor Presentation April 2014 NASDAQ: TNXP

TONIX PHARMACEUTICALS 2 CONFIDENTIAL TONIX PHARMACEUTICALS Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our ability to continue as a going concern ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payer reimbursement ; limited sales and marketing efforts and dependence upon third parties ; and risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the amended Annual Report on Form 10 - K for the year ended December 31 , 2013 , as filed with the Securities and Exchange Commission (the “SEC”) on March 28 , 2014 and future periodic reports filed with the SEC on or after the date hereof . All of the Company's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

TONIX PHARMACEUTICALS 3 CONFIDENTIAL TONIX PHARMACEUTICALS Fibromyalgia: Phase 2b/3 trial of TNX - 102 SL underway (BESTFIT) Top line results to be reported in 4Q 2014 Strong evidence of clinical benefit in Phase 2a $ 1.5B U.S. market; 5M patients in U.S.; large unmet need Clinical - stage pipeline Post - traumatic stress disorder (PTSD) Tension headache High value / low risk strategies: repurposing, reformulating, single - isomer Capital - and time - efficient paths to FDA approval Broad human safety experience All intellectual property owned by Tonix outright – no royalties Experienced team, strong balance sheet Track record of success in drug approvals and value creation Well - capitalized to execute on key near - term milestones

TONIX PHARMACEUTICALS 4 CONFIDENTIAL TONIX PHARMACEUTICALS Preclinical Phase 1 Proof - of - Concept Pivotal NDA Market Candidate Indication POC = Proof - of - Concept TNX - 102 SL is an Investigational New Drug and is not approved for any indication Phase 2a Phase 2b/3 PTSD TNX - 102 SL 2018E To enter POC trial 3Q14 TNX - 102 SL Fibromyalgia 2016E Phase 2b/3 trial enrolling TNX - 201 Headache 2018E To enter clinic 4Q14

TONIX PHARMACEUTICALS 5 CONFIDENTIAL TONIX PHARMACEUTICALS Active Ingredient Safety Risk to Develop Cost to Develop Time to Develop New Unknown Higher Higher Longer Repurposed Reformulated Single - Isomer Known Lower Lower Shorter New Drugs Face high hurdles on demonstrating safety Many target niche markets like orphan diseases or rare cancers Repurposed, Reformulated, and Single - Isomer Drugs Can address larger, more novel indications than new drugs Patent strategy can provide significant market exclusivity

TONIX PHARMACEUTICALS 6 CONFIDENTIAL TONIX PHARMACEUTICALS 1x / day 3x / day cremaphore a lbumin particle omeprazole esomeprazole citalopram escitalopram m ultiple sclerosis p soriasis t raveler’s d iarrhea hepatic encephalopathy Repurposing Single - Isomer Reformulating

TONIX PHARMACEUTICALS 7 CONFIDENTIAL TONIX PHARMACEUTICALS * National Institutes of Health, U.S. Department of Health and Human Services ** Robinson et al, Pain 2012; 13 :1366 - 76 . *** Estimates based on information from publicly - available sources † EU only SNRI = Serotonin - Norepinephrine Reuptake Inhibitor 7 5 million U.S. patients* 2.6 million diagnosed; 2.4 million receiving treatment** $1.5 billion U.S. prescription drug market in 2012 *** Category Product Company Prior Indication Approval Year in FM 2012 U.S. S ales in FM*** Membrane Stabilizer Lyrica ® Pfizer Pain (neuropathic) 2007 $475 million SNRI Cymbalta ® Eli Lilly Depression 2008 $600 million Savella ® Forest Depression † 2009 $100 million Sleep Quality TNX - 102 SL Tonix Muscle Spasm 2017E

TONIX PHARMACEUTICALS 8 CONFIDENTIAL TONIX PHARMACEUTICALS 8 * Hauser et al., J. Pain. June 2010 † Effect sizes normalized based on Cohen methodology: Cohen J, "A power primer". Psychological Bulletin 112 (1):155 – 159. - 0.27 - 0.33 - 0.19 -0.35 -0.30 -0.25 -0.20 -0.15 -0.10 -0.05 0.00 Normalized effect size † Lyrica Cymbalta Savella Change in Pain with Treatment

TONIX PHARMACEUTICALS 9 CONFIDENTIAL TONIX PHARMACEUTICALS Patients feel pain all over the body, but it originates in the brain Chronic, widespread pain with sleep, fatigue, mood, and memory problems Impairs daily function and productivity: poor quality of life Predominantly female Patients remain unsatisfied despite approved products Patients often take multiple medications (“ polypharmacy ”) ‘ Off - label’ use of opioids and sedative - hypnotics despite no sustained benefit FDA has selected FM as one of 20 conditions for patient input Expensive, burdensome condition for healthcare system Health utilization and medication costs are substantial Managed care / payers recognize need for new therapies

TONIX PHARMACEUTICALS 10 CONFIDENTIAL TONIX PHARMACEUTICALS * Robinson et al, Pain Med. 2012; 13 :1366. 10 Resource utilization over preceding 12 months Outpatient visits 82.9 % Any emergency room visit 40.2 % Mean number of emergency room visits † 2.4 Productivity measures over preceding 12 months Missed any work due to FM 47.4 % Mean days of work missed † 58.4 Received disability income benefits 29.9 % Mean months on disability † 10.6 † Means include only subjects who experienced the event.

Inter-relationship of pain and poor quality sleep: new target for drug therapy

>90% of FM patients complain of poor sleep quality*

Non-restorative sleep linked to hyper-vigilance

Restorative sleep improves FM symptoms

Sleep quality of FM patients can be objectively measured:

Cyclic Alternating Pattern (CAP)

A1 patterns indicate sleep stability

A2, A3 patterns indicate sleep instability (poor sleep quality)

Drugs that decrease A2, A3 as percent of total CAP also improve FM symptoms**

Sodium oxybate: a potent hypnotic, not approved for FM

TNX-102: low-dose cyclobenzaprine (CBP), a drug previously approved at higher doses as a muscle relaxant

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* *Source: Swick, Ther. Adv. Musculoskel. Dis. 2011;3(4):167-178.*

** *Source: Moldofsky et al., J. Rheum. October 2010.*

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TONIX PHARMACEUTICALS 12 CONFIDENTIAL TONIX PHARMACEUTICALS Double - blind, randomized, placebo - controlled Conducted at two academic centers in Canada Enrolled 36 subjects with fibromyalgia; 18 per arm TNX - 102 capsules or placebo taken between dinner and bedtime daily Eight - week, dose - escalating study Daily dosing ranged from 1 – 4 mg of TNX - 102 Source: Moldofsky et al., J. Rheum. December 2011: http://jrheum.org/content/early/2011/08/30/jrheum.110194.full.pdf+html

TONIX PHARMACEUTICALS 13 CONFIDENTIAL TONIX PHARMACEUTICALS -30 -25 -20 -15 -10 -5 0 % Change from Baseline at Week 8 Pain TNX - 102 Placebo † Improving at least one night of CAP A2+A3(norm) ≤ 3 3% Mean TNX - 102 dose at trial end = 3.5 mg 26% reduction in pain vs. placebo Improvement in objective sleep quality measures vs. placebo * 0 10 20 30 40 50 60 70 80 % of Subjects† Sleep Quality TNX - 102 Placebo * * p < 0.05

TONIX PHARMACEUTICALS 14 CONFIDENTIAL TONIX PHARMACEUTICALS No serious adverse events No discontinuations due to adverse events in treatment arm Types of adverse events consistent with approved cyclobenzaprine products Adverse Event TNX - 102, % (N=18) Placebo, % (N=18) Any adverse event 83 83 Headache 39 17 Dry mouth 33 6 Somnolence 22 11 Constipation 17 6 Dizziness 17 6 Nausea 11 28 Flu syndrome 11 6 Rhinitis 11 6 Pruritus 11 0

TONIX PHARMACEUTICALS 15 CONFIDENTIAL TONIX PHARMACEUTICALS 15 t ransmucosal absorption • efficacy • tolerability/safety • chronic use • bedtime therapy • compliance • metabolism Optimized for: TNX - 102 SL (sublingual) tablets Phase 2b/3 10x faster absorption* * Absorption lag time ( t lag ) based on clinical pharmacokinetic data.

TONIX PHARMACEUTICALS 16 CONFIDENTIAL TONIX PHARMACEUTICALS Targets pain and poor sleep U nique mechanism of action among marketed FM products Sublingual tablet at bedtime Fast onset aligns exposure with sleeping period Designed to optimize ease - of - use, compliance Very low dose – 2.8 mg per day Daytime tolerability Developed for long - term use Evidence of clinical benefit Positive clinical experience with TNX - 102 capsules Registration program underway 16 Brain

TONIX PHARMACEUTICALS 17 CONFIDENTIAL TONIX PHARMACEUTICALS 17 Pre - Phase 3 meeting held with FDA in February 2013 Remaining clinical work to support New Drug Application: Two adequate and well - controlled efficacy and safety trials in FM patients Primary efficacy endpoint = pain □ First trial is underway – “BESTFIT” Long - term exposure data to support chronic use label 100 subjects for six months, 50 subjects for one year □ Open - label extension study is underway Definitive repeat dose pharmacokinetic “bridging” study x x

TONIX PHARMACEUTICALS 18 CONFIDENTIAL TONIX PHARMACEUTICALS BESTFIT : BE dtime S ublingual T NX - 102 SL as F ibromyalgia I ntervention T herapy Randomized, double - blind, placebo - controlled; 13 - 15 U.S. sites Primary efficacy endpoint = change in pain at week 12 vs. baseline (Numeric Rating Scale) Top - line results expected in 4Q 2014 If successful, will serve as first of two pivotal studies to support TNX - 102 SL approval in FM 18 R A N D O M I Z A T I O N Arm 1: TNX - 102 SL 2.8 mg, at bedtime nightly (n=100) Arm 2: Placebo, at bedtime nightly (n=100) 12 weeks open - label extension

Post-traumatic stress disorder: TNX-102 SL

Overlap between PTSD and FM
- ~50% of FM or PTSD patients meet criteria for the other disorder

Patients experience disturbed sleep and widespread pain
- Core defining feature is hyper-vigilance – can disturb sleep
- Painkiller abuse and addiction are common

3.5% of U.S. adult population has suffered from PTSD in past 12 months*
- Experiencing any trauma can lead to PTSD
- High incidence among U.S. soldiers and veterans
- Associated with suicide and unpredictable violent behaviors
- Patients desperate despite two FDA approved drugs; no new treatment in >10 years

Proof-of-Concept efficacy study of TNX-102 SL to be initiated in 3Q 2014
- Pre-IND meeting held with FDA
- Leverage fibromyalgia formulation, clinical experience, manufacturing know-how

* *National Institutes of Mental Health & National Institutes of Health 2010*

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TONIX PHARMACEUTICALS 20 CONFIDENTIAL TONIX PHARMACEUTICALS Affects >20% of the global adult population* Constant band of pressure on the back/sides of head; “squeezed in a vice” feeling Over - the - counter medications are inadequate for many The only prescription medications approved for tension headache contain a barbiturate TNX - 201 (single isomer isometheptene ) Racemic form used in combination products in the U.S. for >50 years for headache Not FDA approved for any indication ** Limited availability, quality concerns via compounding pharmacies Tonix non - clinical research supports single isomer development strategy Comparative pharmacokinetic and safety study to be conducted in Q4 2014 Pre - IND meeting with FDA held in January 2014 * Russell et al, Eur. J. Epidemiol ., 2006; 21 (2):153 - 60. ** Products containing racemic isometheptene are marketed as unapproved products in the U.S.; marketing withdrawal has been sanctioned by the FDA since 2010.

TONIX PHARMACEUTICALS 21 CONFIDENTIAL TONIX PHARMACEUTICALS 21 Pharmacokinetics (PK) Patents filed around unique PK profile Protection expected to 2033 Composition - of - matter Patent filed - “Eutectic” Protection expected to 2034 Method - of - use FM: patent issued, 3Q 2020 expiry PTSD: patent filed in 2010 TNX - 102 SL Fibromyalgia, PTSD TNX - 201 H eadache Composition - of - matter Patent filed – single isomer Protection expected to 2033 All IP owned by Tonix outright – no royalties / future obligations

Milestones – recent and upcoming

Corporate

- ☑ Jan 2014 – $40.7 million net proceeds from common stock offering

TNX-102 SL

- ☑ 3Q 2013 – Began BESTFIT trial in FM
- ☑ 4Q 2013 – Began open-label extension study in FM
- ☐ 3Q 2014 – Start clinical trial in PTSD
- ☐ 4Q 2014 – Report top line results of BESTFIT trial in FM

TNX-201

- ☑ Jan 2014 – Held Pre-IND meeting for tension-type headache
- ☐ 3Q 2014 – File IND for tension-type headache
- ☐ 4Q 2014 – Conduct clinical pharmacology study

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TONIX PHARMACEUTICALS 23 CONFIDENTIAL TONIX PHARMACEUTICALS Bruce Daugherty, PhD CSO Seth Lederman, MD CEO Leland Gershell, MD, PhD CFO Don Kellerman, PharmD SVP, Clinical Development & Regulatory Affairs

TONIX PHARMACEUTICALS 24 CONFIDENTIAL TONIX PHARMACEUTICALS 24 Samuel Saks, MD Ernest Mario, PhD Stuart Davidson Alkermes Combion Charles Mather Janney Montgomery Scott Cowen, Smith Barney Patrick Grace WR Grace Chemed John Rhodes NYSERDA, NRDC Booz Allen Hamilton Donald Landry, MD, PhD Chair, Department of Medicine Columbia University Seth Lederman, MD Targent Pharmaceuticals Vela Pharmaceuticals

TONIX PHARMACEUTICALS 25 CONFIDENTIAL TONIX PHARMACEUTICALS 25 NASDAQ: TNXP Cash reported at December 31, 2013 $ 8.2 million Proceeds from warrant exercises* $ 4.8 million Net proceeds from common stock offering** $ 40.7 million Net cash used in operations in 2013 $ 8.5 million Shares outstanding † 9.9 million * January 1, 2014 – March 27, 2014 ** Closed on January 29, 2014 † As of March 28, 2014

TONIX PHARMACEUTICALS 26 CONFIDENTIAL TONIX PHARMACEUTICALS 26 • TNX - 102 SL: late - stage clinical program in large market indication • Strong evidence of clinical benefit in Phase 2a • Active ingredient has established safety profile at higher doses • Fibromyalgia is a current focus of the FDA • Multiple opportunities (fibromyalgia , PTSD, headache) • Repurposing, reformulating, single - isomer strategies offer risk/reward advantage • Team distinguished by track record of drug development success • Well - capitalized to execute on key near - term milestones

NASDAQ: TNXP